UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 24, 2017

EXELIXIS, INC. (Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.
South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2017, at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Exelixis, Inc. (“Exelixis”), Exelixis’ stockholders approved the Exelixis, Inc. 2017 Equity Incentive Plan (the “2017 Plan”). The 2017 Plan was previously approved, subject to stockholder approval, by Exelixis’ Board of Directors on February 23, 2017, and amended by the Compensation Committee on March 22, 2017. The 2017 Plan became effective immediately upon stockholder approval at the Annual Meeting.

The terms of the 2017 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property. The 2017 Plan is the successor to the Exelixis, Inc. 2014 Equity Incentive Plan (the "2014 Plan") and no further awards may be granted under the 2014 Plan. Subject to adjustment for certain changes in Exelixis’ capitalization, the aggregate number of shares of Exelixis’ common stock that may be issued under the 2017 Plan will not exceed the sum of (1) 24,000,000 shares, (2) 453,064 shares, which is the number of unallocated shares remaining available for grant under the 2014 Plan as of May 24, 2017, and (3) shares subject to outstanding stock awards granted under the 2014 Plan, the Exelixis, Inc. 2016 Inducement Award Plan, the Exelixis, Inc. 2000 Equity Incentive Plan, the Exelixis, Inc. 2000 Non-Employee Directors’ Stock Option Plan or the Exelixis, Inc. 2011 Equity Incentive Plan (together, the "Prior Plans") that, from and after May 24, 2017 (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to Exelixis because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding stock options and stock appreciation rights granted under the Prior Plans with respect to which the exercise or strike price is at least 100% of the fair market value of the underlying common stock on the date of grant are reacquired or withheld (or not issued) by Exelixis to satisfy a tax withholding obligation in connection with a stock award.

The number of shares of Exelixis’ common stock available for issuance under the 2017 Plan will be reduced by (i) one share for each share of common stock issued pursuant to a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) 1.5 shares for each share of common stock issued pursuant to a full value award (i.e., any stock award that is not a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant).

A more complete summary of the terms of the 2017 Plan is set forth in Exelixis’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 13, 2017 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2017 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Exelixis held its Annual Meeting of Stockholders (the "Annual Meeting") on May 24, 2017, at its offices located at 210 East Grand Avenue, South San Francisco, CA 94080.

     The voting results of the matters presented at the Annual Meeting are as follows:

1.
The election of each of Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George A. Scangos, Ph.D. and Lance Willsey, M.D. as directors of Exelixis until the 2020 annual meeting of stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal, was approved as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael M. Morrissey, Ph.D.	189,126,322	503,107	895,899	53,945,960
Stelios Papadopoulos, Ph.D.	179,468,438	10,128,913	927,977	53,945,960
George A. Scangos, Ph.D.	180,990,866	8,552,190	982,272	53,945,960
Lance Willsey, M.D.	181,061,435	8,534,011	929,882	53,945,960

Exelixis’ Class I directors, Charles Cohen, Ph.D., George Poste, D.V.M., Ph.D., FRS, and Jack L. Wyszomierski will each continue to serve on the Board of Directors until the 2018 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. Exelixis’ Class II directors, Carl B. Feldbaum, Esq., Alan M. Garber,

M.D., Ph.D., Vincent T. Marchesi, M.D., Ph.D. and Julie Anne Smith, will each continue to serve on the Board of Directors until the 2019 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

2.	The ratification of Ernst & Young LLP as the Exelixis independent registered public accounting firm for the fiscal year ending December 29, 2017, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
243,001,537	766,401	703,350	0

3.	The 2017 Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
137,568,045	49,721,622	3,235,661	53,945,960

4.	The compensation of Exelixis’ named executive officers, as disclosed in the Proxy Statement, received advisory approval as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
184,930,909	2,298,135	3,296,284	53,945,960

5.	The preferred frequency of stockholder advisory votes on the compensation of Exelixis' named executive officers, received advisory approval for one year as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
174,122,554	470,428	15,751,371	180,975	53,945,960

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits
Exhibit
Number     Exhibit Description
10.1        Exelixis, Inc. 2017 Equity Incentive Plan.
10.2        Forms of Agreements used in connection with the 2017 Equity Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

May 25, 2017	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit
Number     Exhibit Description
10.1        Exelixis, Inc. 2017 Equity Incentive Plan.
10.2        Forms of Agreements used in connection with the 2017 Equity Incentive Plan.